UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2006

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	Zip

Registrant’s   telephone   number,   including  area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2006, the Registrant announced that James E. Hohmann had been named president and chief executive officer of Allstate Financial to succeed Casey J. Sylla, who will retire in early 2007.  A copy of the press release announcing this leadership change is attached as Exhibit 99 to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99	Registrant’s press release dated December 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ JENNIFER M. HAGER
	Name:	Jennifer M. Hager
	Title:	Assistant Secretary

Date:  December 20, 2006